UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2025

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 11, 2025, Acadia Realty Trust (the “Company”) issued a press release and filed a Form 8-K (the “Initial Form 8-K”) reporting its consolidated financial results for the fourth quarter and year-to-date period ended December 31, 2024. A copy of the press release was attached as Exhibit 99.1 to the Initial Form 8-K. Subsequent to that filing, the Company identified a typographical error in the Guidance portion of the press release. In the table on page 8 of the press release, the Guidance Range listed in the row titled “Funds From Operations Before Special Items and Realized Gains per share attributable to Common Shareholders and Common OP Unit holders” should state “$1.19-$1.24” instead of “$1.18-$1.24.” This change did not affect any other tables or texts. As a result, the Company is filing this Current Report on Form 8-K/A to furnish the Company’s press release regarding its consolidated financial results for the fourth quarter and year-to-date period ended December 31, 2024, as revised, to include the foregoing revision.

Item 2.02. Results of Operations and Financial Condition.

On February 11, 2025, the Company issued a press release announcing its consolidated financial results for the quarter and year-to-date period ended December 31, 2024. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

On the same day, the Company made available supplemental reporting information regarding the financial results, operations and portfolio of the Company as of and for the quarter and year-to-date period ended December 31, 2024. A copy of the supplemental reporting information is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

The information included in this Item 2.02, including the information included in Exhibits 99.1 and 99.2 attached hereto, is intended to be “furnished” pursuant to Item 2.02, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12 (a)(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated February 11, 2025
99.2	Supplemental Reporting Information as of and for the quarter and year-to-date period ended December 31, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated:	(Registrant)

	By:	/s/ John Gottfried
	Name:	John Gottfried
February 11, 2025	Title:	Executive Vice President and Chief Financial Officer